UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2013
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

The 2013 Annual Meeting of the Stockholders of S&W Seed Company (the "Company") was held on December 10, 2013 at the PepperMill Resort Spa in Reno, Nevada. Of the 11,623,498 shares of the Company's common stock entitled to vote at the meeting, 9,582,445 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

Proposal No. 1 - Election of Directors

The Company's stockholders elected eight directors to serve for the ensuing year and until their successors are elected and qualified, or until their earlier death, resignation or removal. Each of the directors received the affirmative vote of the majority of the votes cast with respect to his or her election. The votes regarding the election of directors were as follows:

Nominee	For	Authority Withheld
Glen D. Bornt	5,306,103	1,701,041
Michael C. Culhane	5,068,542	1,938,602
Michael M. Fleming	5,600,375	1,406,769
Mark S. Grewal	5,852,380	1,154,764
Mark J. Harvey	6,213,909	793,235
Charles B. Seidler	5,327,686	1,679,458
Ann B. Veneman	5,994,821	1,012,323
Grover T. Wickersham	4,467,105	2,540,039

Proposal No. 2 - Approval of Amendment No. 2 to the S&W Seed Company Amended and Restated 2009 Equity Incentive Plan

Proposal No. 2, to approve Amendment No. 2 to the Company's Amended and Restated Equity Incentive Plan was approved with an affirmative vote of the majority of the shares present, represented and entitled to vote on the proposal. The results were as follows:

For	Against	Abstain
5,888,301	1,111,843	7,000

Proposal No. 3 - Ratification of the Appointment of M&K CPAS, PLLC for Fiscal 2014

Proposal No. 3, to ratify the appointment of M&K CPAS, PLLC as the Company's independent registered public accounting firm was approved with an affirmative vote of the majority of the shares present, represented and entitled to vote on the proposal. The results were as follows:

For	Against	Abstain
9,316,948	258,264	7,233

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Proposal No. 4 - Approval of, on an advisory basis, the compensation of the Company's Named Executive Officers

Proposal No. 4, to approve, on an advisory basis, the compensation of the Company's Named Executive Officers was approved with an affirmative vote of the majority of the shares present, represented and entitled to vote on the proposal. The results were as follows:

For	Against	Abstain
6,137,229	861,215	8,700

Proposal No. 5 - Approval of, on an advisory basis, a one, two or three year frequency for future stockholder advisory votes on named executive officer compensation

The one-year frequency option of Proposal No. 5 received the highest number of affirmative votes cast and is therefore the frequency option selected by the stockholders for future stockholder advisory votes on named executive officer compensation. The results were as follows:

Option	Votes
For One Year	6,707,903
For Two Year	65,868
For Three Year	59,657
Abstain	258,364

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Senior Vice President Finance and Chief Financial Officer

Date: December 12, 2013

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